First Federal Bank
                      Employee Severance Compensation Plan



Section 1.01 Purpose.

The purpose of this First Federal Bank Employee Severance Compensation Plan (the "Plan") is to assure the services of employees of the Bank in the event of a Change in Control (as defined in Section 2.01 of the Plan). The benefits contemplated by the Plan recognize the value to the Bank of its employees and the potential effect upon the Bank resulting from the uncertainties of continued employment, reduced employee benefits, management changes and relocations that may arise in the event of a Change in Control. The Board of Directors of the Bank believes that the Plan will also aid the Bank in attracting and retaining the qualified individuals essential to the success of the Bank and will reduce the distractions and other adverse effects on the performance of employees in the event of a Change in Control.

Section 2.01 Definitions.

In this Plan, whenever the context so indicates, the singular or the plural number and the masculine or feminine gender shall be deemed to include the other, the terms "he," "his," and "him," shall refer to a Participant and, except as otherwise provided, or unless the context otherwise requires, the capitalized terms shall have the following meanings:

(a) "Annual Compensation" of a Participant means and includes all wages and salary paid or accrued by the Employer with respect to the Participant's service during the 12 consecutive-month period ending on the last day of the month preceding the date the Participant's employment terminates.

(b) "Bank" means First Federal Bank, Colchester, Illinois and any successor to First Federal Bank.

(c)  "Board of Directors" means the Board of Directors of the Bank.

(d) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a "Change in Control" of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board of Directors shall substitute its judgment for that of the OTS); or (iii) without limitation a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's



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outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its subsidiaries, or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made by a person other than the Holding Company for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

(e) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board of Directors that it is either not possible to determine if or when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the employee's lifetime.

(f)  "Effective Date" means the date of the Bank's mutual to stock conversion.

(g) "Employer" means (i) the Bank, (ii) the Holding Company or (iii) any subsidiary of the Bank or the Holding Company that has adopted the Plan pursuant to the provision of Article VI.

(h) "Holding Company" means First Federal Bancshares, Inc., the holding company of the Bank.

(i) "Participant" means an employee of an Employer who meets the eligibility requirements of Article III.

(j)  "Plan" means this First Federal Bank Employee Severance Compensation Plan.

(k) "Termination for Cause" means termination of employment because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit,


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     intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or other similar offenses) or any final cease-and-desist order.

Section 3.01 Eligibility.

(a) Every employee of an Employer shall be eligible to participate in this Plan upon the completion of a 12 consecutive-month period during which the employee has been credited with at least 500 hours of service.

(b) Notwithstanding paragraph (a) of this Section 3.01, any employee who has entered into an employment or change in control agreement with an Employer that is in effect at the time the employee's employment terminates shall not be entitled to participate in this Plan.

Section 4.01 Right to Benefits.

(a) If a Change in Control occurs, a Participant shall be entitled to receive benefits under this Plan from his Employer if, within one (1) year of the Change in Control, he terminates employment for any of the following reasons:

     (i) Dismissal by the Employer or the successor to the Employer for any reason other than Termination for Cause;

     (ii) A reduction of the Participant's base salary or rate of compensation from that in effect immediately prior to the Change in Control or from any increase that occurs subsequent to the Change in Control;

    (iii) A  material  change  in  the   Participant's   functions,   duties  or
          responsibilities which would cause the Participant's position to be one of lesser responsibility, importance or scope;

     (iv) A relocation of the Participant's principal place of employment by more than twenty-five (25) miles from the location of the Participant's principal place of employment immediately prior to the Change in Control; provided that the place of relocation is not closer to the Participant's primary residence;

     (v) A material reduction in the benefits and perquisites available to the Participant immediately prior to the Change in Control;

     (vi) A successor to the Employer fails or refuses to assume the Employer's obligations under this Plan, as required by Article VII; or

    (vii) The  Employer,  or  any  successor  to  the  Employer,   breaches  any
          provisions of this Plan.


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Section 4.02 Determination of Benefits.

(a) Each Participant entitled to a Payment under this Plan shall receive from his Employer or any successor to his Employer, a lump sum cash payment equal to one-twenty-sixth of his or her Annual Compensation for each calendar year or fraction thereof during which he or she was employed by an Employer or any successor to an Employer. Notwithstanding the preceding sentence, a Participant shall not receive a severance benefit in excess of 100% of his or her Annual Compensation.

(b) Notwithstanding the provisions of paragraph (a) of this Section 4.02, if any of the payments and benefits provided to a Participant under this Plan or otherwise constitute an "excess parachute payment" for purposes of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, then the benefits provided under this Plan to the Participant shall be reduced to the extent that they no longer constitute an excess parachute payment.

(c) A Participant shall not be required to mitigate the benefits provided under this Plan in any way, including seeking other employment.

(d) The benefits provided under this Plan shall not be in lieu of or reduced by any compensation earned by the Participant as a result of employment following his termination of employment with his Employer.

(e) Neither the provisions of this Plan nor the benefits provided for under this Plan shall reduce any amounts otherwise payable to a Participant under any plan or arrangement of the Participant's Employer.

Section 4.03 Time of Payment.

Any Participant entitled to benefits under this Plan shall receive payment of those benefits from the Employer or the successor to the Employer, in cash and in full, not later than thirty (30) business days after the termination of the Participant's employment. If any Participant should die after becoming entitled to benefits under this Plan but before he has received payment of the benefits, then the Employer or the successor to the Employer shall pay the benefits, in full, to the Participant's named beneficiary, if living, or, if not living, to the Participant's personal representative on behalf of or for the benefit of the Participant's estate.

Section 4.04 Suspension of Payment.

Notwithstanding the foregoing, no payments or portions thereof shall be made under this Plan, if such payment or portion would result in the Bank failing to meet its minimum regulatory capital requirements as required by 12 C.F.R. ss.567.2. Any payments or portions thereof not paid shall be suspended until such time as their payment would not result in a failure to meet the Bank's minimum


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regulatory capital requirements.  Any portion of benefit payments which have not been suspended will be paid to Participants on an equitable basis, pro rata, based upon amounts due each Participant.

Section 5.01 Participating Employers.

Upon approval by the Board of Directors of this Plan, any subsidiary of the Bank or the Holding Company may adopt this Plan for the benefit of its employees. Upon adoption, the subsidiary shall become an Employer for purposes of this Plan and the provisions of the Plan shall be fully applicable to the employees of that subsidiary. For this purpose, the term "subsidiary" means any corporation in which the Bank or the Holding Company, directly or indirectly, holds a majority of the voting power of its outstanding shares of capital stock.

Section 5.02 Successors to the Employers.

The Bank and the Holding Company shall require that any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Holding Company, expressly and unconditionally to assume and agree to perform the obligations of the Employers under this Plan.

Section 6.01 Administration.

The Board of Directors or a committee appointed by the Board of Directors shall administer the Plan. Subject to the specific provisions of the Plan, the Board of Directors or the committee shall have the authority to adopt, amend, alter and repeal any administrative rules, guidelines or practices it may consider advisable with respect to the Plan. The Board of Directors or the committee shall also have the authority to interpret the provisions of the Plan and to resolve all disputes arising in connection with the Plan. The Board of Directors or the committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it deems appropriate to carry out the purpose of the Plan. The decisions and interpretations of the Board of Directors or the committee shall be final and binding. Any action of the Board of Directors or the committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of the members of the Board of Directors or the committee, as appropriate.

Section 6.02. Claims and Review Procedures.

(a) Claims procedure. If any person believes he or she is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Board. If any such claim is wholly or partially denied, the Board will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary and (iv) information as to the steps to be taken if


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     the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Board (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90 day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

(b) Review procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his duly authorized representative) may (i) file a written request with the Board for a review of his denied claim and of pertinent documents and
     (ii) submit written issues and comments to the Board. The Board will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Board (or within 120 days, if special circumstances require an extension of time for processing the requests such as an election by the Board to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60 day period). If the decision on review is not made within such period, the claim will be considered denied.

Section 6.03 Named Fiduciary.

The Board will be a "named fiduciary" for purposes of Section 402(a)(1) of ERISA with authority to control and manage the operation and administration of the Plan, and will be responsible for complying with all of the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA.

Section 7.01 Amendment and Termination.

(a) At any time prior to a Change in Control, the Bank may amend or terminate the Plan by a resolution adopted by a majority of the Board of Directors. Any amendment or termination of the Plan by the Bank shall apply equally to all Employers. Further, at any time prior to a Change in Control, any Employer may terminate its participation in the Plan by a resolution adopted by a majority of its board of directors.

(b) The form of any amendment to the Plan shall be a written instrument signed by a duly authorized officer or officers of the Bank, certifying that the amendment has been approved by the Board of Directors.

Section 7.02 No Attachment.

(a)  Except as  required by law,  no right to receive  benefits  under this Plan
     shall  be  subject  to   anticipation,   commutation,   alienation,   sale,
     assignment, encumbrance, charge, pledge, or


                                     Page 6

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     hypothecation,  or to execution,  attachment,  levy, or similar  process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect such action shall be null, void, and of no effect.

(b) The provisions of this Plan shall be binding upon, and inure to the benefit of, each Participant, the Employers and their respective successors and assigns.

Section 7.03 Legal Fees and Expenses.

All reasonable legal fees and other expenses paid or incurred by a Participant or an Employer with respect to any claim under this Plan shall be paid or reimbursed to the prevailing party by the other party in any legal judgment, arbitration or settlement.

Section 7.04 Applicable Law.

The laws of the State of Illinois shall be controlling law in all matters relating to the Plan to the extent not preempted by federal law.

Section 7.05 Severability.

If any provision of this Plan is held illegal or invalid, the illegality or invalidity of that provision shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 7.06 Employment Status.

This Plan does not constitute a contract of employment or impose on any Employer any obligation to retain a Participant, to maintain the status of the Participant's employment, or to change the Employer's policies regarding termination of employment.

Section 8.01 Required Provisions.

(a) An Employer may terminate a Participant's employment at any time, but any termination by the Employer, other than Termination for Cause, shall not otherwise prejudice the Participant's right to compensation or other benefits under this Plan.

(b) If a Participant is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Sections 8(e)(3) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(3) or (g)(1), the Bank's obligations under this Plan shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Participant all or part of the compensation withheld while the obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.


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(c)  If  a  Participant   is  removed   and/or   permanently   prohibited   from
     participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1818(e)(4) or (g)(1), all obligations of the Bank under this Plan shall terminate as of the effective date of the order.

(d) If the Bank is in default, as defined in Section 3(x)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1813(x)(1), all obligations of the Bank under this Plan shall terminate as of the date of default; provided, however, that this paragraph shall not affect any vested rights of the parties to this Plan.

(e) Any payments made to a Participant pursuant to this Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder.

Having been ratified by the Board of Directors on August 9, 2000, this Plan is executed by a duly authorized officer of the Bank on this November 13, 2000.

Attest


/s/ Ronald A. Feld                             /s/ James J. Stebor
-------------------------                      ---------------------------------
                                               James J. Stebor
                                               For the Entire Board of Directors


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